Exhibit 99.2

Exhibit 99.2

Dole Food Company, Inc.

Earnings Call and Webcast Third Quarter 2012 November 15, 2012

Beth Potillo

Treasurer

Forward-Looking Statements

The information presented here contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Forward looking statements, which are based on management’s current expectations, are generally identifiable by the use of terms such as “may,” “will,” “expects,” “believes,” “intends,” “anticipates” and similar expressions. The potential risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein include weather-related phenomena; market responses to industry volume pressures; product and raw materials supplies and pricing; energy supply and pricing; changes in interest and currency exchange rates; economic crises and security risks in developing countries; international conflict; and quotas, tariffs and other governmental actions. Further information on the factors that could affect Dole’s financial results is included in its SEC filings, including its Annual Report on Form 10-K.

David A. DeLorenzo

Chief Executive Officer

Adjusted EBITDA – New Dole/Dole Asia

($ millions)

Q3 2012 Q3 2011

Fresh fruit $ 33. 5 $ 11.0

Fresh vegetables 11. 8 12.4

New Dole 45.3 23.4

Asia Fresh(8. 3) 21. 3

Packaged Foods 37. 7 32.7

Dole Asia 29. 4 54.0

Corporate(12.3) (16.3)

Total $ 62.4 $ 61.1

Fresh Fruit: Q3 2012 Review

Q3 Adjusted EBITDA of $25 million

North America

– Lower banana prices due to absence of force majeure and lower volumes

Europe

– Lower shipping and distribution costs as a result of restructuring activities, partially offset by unfavorable exchange rates

Asia

– Plant quarantine issue between China and the Philippines

Fresh Vegetables: Q3 2012 Review

Adjusted EBITDA of $12 million

Packaged salads

- $(4.6) million impact due to temporary closure of North Carolina plant

- Retail volumes and prices up during the quarter

Fresh berries

- Year-over-year decrease of $3 million due to unusually warm weather which hurt quality and yields of strawberry crops

Fresh-packed vegetables

- Third quarter pricing normalized from unusually low prices last year and in the first half of this year

Packaged Foods: Q3 2012 Review

Adjusted EBITDA of $38 million

Higher sales in frozen fruit driven by new product introductions

Successful new product introductions

Dole Fruit Smoothie Shakers® Frozen Fruit Single-serve Cups Mrs. May’s and Dole Nutrition Plus

FRUIT BOWL US $ Market Share

2012* 2011*

Fruit Bowls (#1) 50.1% 49.3%

*Source: IRI Syndicated Data Total US for the three quarters ended October 6, 2012 and October 8, 2011

Joseph S. Tesoriero

Chief Financial Officer

Q3 2012 Revenues

($ millions)

$2,000 $1,500 $1,000 $500 $0

$1,957

376

327

1,254

2012

$2,086

366

297

1,423

2011

Packaged foods

Fresh vegetables

Fresh fruit

Fresh fruit up slightly, excluding divested European operations

- Improved local pricing in Europe partially offset by unfavorable exchange rate movements

- Higher pineapple volumes in North America

- Unfavorable foreign currency movements decreased revenues by $31 million

Fresh vegetables up 10%

- Higher pricing of packaged salads and fresh-packed vegetables

- Impact of SunnyRidge acquisition

Packaged foods up 3%

- New products and higher pricing in frozen fruit and healthy snacks

- Partially offset by lower volumes in U.S.

Note: Numbers may not foot due to rounding.

Q3 YTD 2012 Revenues

($ millions)

$6,000 $4,500 $3,000 $1,500 $0

$5,302

934 851

3,517

$5,688

903 787

3,577

421

2012 2011

Packaged foods

Fresh vegetables

Fresh fruit

Divested operations

Fresh fruit down 2%, excluding divested European operations

- Unfavorable currency movements decreased revenues by approximately $74 million

- Lower banana pricing in North America

- Higher sales of pineapple worldwide

Fresh vegetables up 8%

- Packaged salads up 4% due to higher pricing

- Fresh berries up 40% due to berry acquisition and higher sales in legacy strawberry business

Packaged foods up 3%

- New products and higher pricing in frozen fruit and healthy snacks

- Partially offset by lower volumes in U.S

Note: Numbers may not foot due to rounding.

Q3 Adjusted EBITDA by Segment


($ millions)
$100
$50
$0
$62
$61
38
12
25
33
12
32
2012
2011
Packaged foods
Fresh vegetables
Fresh fruit

- **Fresh fruit decreased $7 million**
  - Lower pricing in North America
  - Lower pricing and higher distribution costs in Asia due to China quarantine issue
  - Lower shipping and fruit costs in Europe as a result of 2011 restructuring initiatives
- **Fresh vegetables decreased $0.6 million**
  - $4.6 million of extraordinary costs related to North Carolina plant shut down
  - Berries earnings lower due to unusually warm weather, impacting quality and volumes
  - Fresh-packed vegetables improved due to higher pricing
- **Packaged foods increased $5 million**
  - Higher pricing and lower slotting for frozen fruit products
  - Lower product costs for packaged fruit products

Note: Graph does not include Corporate

12

Q3 YTD Adjusted EBITDA by Segment

($ millions)

$400 $300 $200 $100 $0

$267

82 42

177

$333

83 40

246

2012 2011

Packaged foods

Fresh vegetables

Fresh fruit

Fresh fruit decreased $69 million

- Lower banana pricing in North America due to absence of force majeure and higher fruit costs from Latin America

- Lower shipping costs and G&A expenses in Europe due to restructuring initiatives

- China quarantine

Fresh vegetables increased $2 million

- Packaged salads increased due to improved pricing, increasing retail volumes and lower costs

- Berries earnings increased due to berry acquisition

- $4.6 million of extraordinary costs associated with precautionary recalls

- Lower pricing across all major fresh-packed vegetable products during first half of 2012

Packaged foods comparable

- Higher purchase fruit and tinplate costs during the first half

- Improved pricing of Fruit Bowls and canned pineapple juice in North America

Note: Graph does not include Corporate

Comparable Income from Continuing Ops.

($ millions, except per share data)

Per 10-Q Comparable Per 10-Q Comparable

Q3 2012 Adj Q3 2012 Q3 2011 Adj Q3 2011

Revenues, net $ 1,957.1 $ 1,957.1 $ 2,086.0 $ 2,086.0

Cost of products sold (1)(1,781.3) 1.7(1,779.6)(1,905.0) 2.6(1,902.4)

Gross Margin 175.8 1.7 177.5 181.0 2.6 183.6

SMG&A expenses(162.6) 10.6(152.0)(160.9) 3.4(157.5)

Charges for restructuring and l/t receivables(0.8) 0.8 -(13.2) 13.2 -

Gain on asset sales 5.8(5.8)—3.3(3.3) -

Operating Income 18.2 7.3 25.5 10.2 15.9 26.1

Other, net 0.1 5.0 5.1(15.7) 19.0 3.3

EBIT before disc. ops. 18.3 12.3 30.6(5.5) 34.9 29.4

Interest expense(40.0)(40.0)(41.4)(41.4)

Earnings before taxes(21.7) 12.3(9.4)(46.9) 34.9(12.0)

Income taxes 8.1(4.0) 4.1(0.1)(0.1)

Income from cont. ops., net $(13.6) $ 8.3 $(5.3) $(47.0) $ 34.9 $(12.1)

Income from cont. ops. per share $(0.16) $(0.06) $(0.54) $(0.14)

(1) Costs of products sold in Q3 2011 reflects a reclassification of $5.3 million for restructuring charges

The line items presented here have been adjusted consistent with the purpose of calculating Comparable Income from continuing operations, and thus are non-GAAP measures.

Comparable Income from Continuing Ops.

($ millions, except per share data)

Per 10-Q Comparable Per 10-Q Comparable

Q3 YTD 2012 Adj Q3 YTD 2012 Q3 YTD 2011 Adj Q3 YTD 2011

Revenues, net $ 5,302.2 $ 5,302.2 $ 5,687.9 $ 5,687.9

Cost of products sold (1)(4,722.3) 2.9(4,719.4)(5,041.9) 4.8(5,037.1)

Gross Margin 579.9 2.9 582.8 646.0 4.8 650.8

SMG&A expenses(425.0) 17.6(407.4)(415.8) 6.7(409.1)

Charges for restructuring and l/t receivables(4.1) 4.1 -(21.9) 21.9 -

Gain on asset sales 11.9(11.9)—3.3(3.3) -

Operating Income 162.7 12.7 175.4 211.6 30.1 241.7

Other, net 7.7 3.4 11.1(43.6) 55.8 12.2

EBIT before disc. ops. 170.4 16.1 186.5 168.0 85.9 253.9

Interest expense(101.5)(101.5)(111.7)(111.7)

Earnings before taxes 68.9 16.1 85.0 56.3 85.9 142.2

Income taxes 0.2(5.6)(5.4)(18.8)(0.4)(19.2)

Income from cont. ops., net $ 69.1 $ 10.5 $ 79.6 $ 37.5 $ 85.5 $ 123.0

Income from cont. ops. per share $ 0.78 $ 0.90 $ 0.43 $ 1.40

(1) Costs of products sold in Q3 YTD 2011 reflects a reclassification of $5.3 million for restructuring charges

The line items presented here have been adjusted consistent with the purpose of calculating Comparable Income from continuing operations, and thus are non-GAAP measures.

Q&A

Appendix

Condensed Consolidated Statement of Operations

Quarter Ended Three Quarters Ended

October 6, October 8, October 6, October 8,

2012 2011 2012 2011

(In millions, except per share data)

Revenues, net $1,957.1 $2,086.0 $5,302.2 $5,687.9

Cost of products sold (1,781.3) (1,910.3) (4,722.3) (5,047.2)

Gross margin 175.8 175.7 579.9 640.7

Selling, marketing and general administrative expenses (162.6) (160.9) (425.0) (415.8)

Charges for restructuring and long-term receivables (0.8) (7.8) (4.1) (16.6)

Gain on asset sales 5.8 3.3 11.9 3.3

Operating income 18.2 10.3 162.7 211.6

Other income (expense), net (4.8) (19.0) (3.3) (54.0)

Interest income 1.5 1.3 4.1 3.8

Interest expense (40.0) (41.4) (101.5) (111.7)

Income (loss) from continuing operations before income taxes (25.1) (48.8) 62.0 49.7

Income taxes 8.1 (0.1) 0.2 (18.8)

Earnings from equity method investments 3.4 1.9 6.9 6.6

Income (loss) from continuing operations, net (13.6) (47.0) 69.1 37.5

Discontinued operations, net (0.2) 0.0 (0.3) 0.6

Net income (loss) ($13.8) ($47.0) $68.8 $38.1

Income (loss) from continuing operations per share - Diluted ($0.16) ($0.54) $0.78 $0.43

Weighted average common shares - Diluted 87,762 87,600 88,483 88,091

Condensed Consolidated Balance Sheets

October 6, 2012 December 31, 2011

(In millions, except per share data)

ASSETS

Cash and cash equivalents $82.0 $122.4

Restricted cash - 6.2

Receivables, net 706.3 685.1

Inventories 844.8 829.5

Prepaid expenses and other assets 72.1 65.3

Deferred income tax assets 28.7 26.2

Assets held-for-sale 21.5 75.6

Total current assets 1,755.4 1,810.3

Investments 106.1 99.5

Actively marketed land 74.8 74.8

Property, plant and equipment, net 897.8 910.7

Goodwill 414.0 418.1

Intangible assets, net 735.2 732.0

Other assets, net 251.9 225.9

Total assets $4,235.2 $4,271.3

LIABILITIES AND EQUITY

Accounts payable 428.2 452.0

Liabilities related to assets held-for-sale - 49.1

Accrued liabilities 524.1 541.7

Current portion of long-term debt, net 162.9 10.8

Notes payable 55.2 28.0

Total current liabilities 1,170.4 1,081.6

Long-term debt, net 1,472.0 1,641.1

Deferred income tax liabilities 193.3 181.7

Other long-term liabilities 471.3 548.5

Commitments and contingencies

Equity 928.2 818.4

Total liabilities and equity $4,235.2 $4,271.3

Condensed Consolidated Statements of Cash Flows

October 6, 2012 October 8, 2011

OPERATING ACTIVITIES (In millions)

Net income $68.8 $38.1

Adjustments to reconcile net income to net cash provided in operating activities:

Depreciation and amortization 80.2 79.1

Share-based compensation expense 9.4 6.9

Net (gains) losses on financial instruments 8.3 27.4

Asset write-offs and net (gain) loss on sale of assets (6.4) 6.2

Earnings from equity method investments (6.9) (6.6)

Amortization of debt discounts and debt issuance costs 8.4 8.6

Write-off of debt issuance costs and refinancing fees - 12.8

Loss on early retirement of debt 0.4 13.5

Provision for deferred income taxes 20.6 (0.1)

Pension and other postretirement benefit plan expense 17.5 17.9 Other 0.5 (0.1)

Changes in operating assets and liabilities (156.9) (164.4)

Cash flow provided by operating activities 43.9 39.3

INVESTING ACTIVITIES

Cash received from sales of assets and businesses, net of cash disposed 36.9 23.4

Cash received from sale of investments - 1.0 Business acquisitions, net of cash acquired (15.8) -

Capital expenditures (61.3) (55.8) Restricted cash and deposits 6.2 45.4 Investment in non-consolidated subsidiary - (2.0)

Other (0.9) (0.6) Cash flow provided by investing activities (34.9) 11.4

FINANCING ACTIVITIES - ,

Long-term debt borrowings 771.1 1,056.3 Long-term debt repayments (795.2) (1,051.1)

Net proceeds from common stock option exercises 0.1 0.3 Dividends paid to noncontrolling interests (1.5) (2.8)

Settlement of long-term Japanese yen hedge forwards (42.8) (3.3)

Payment of debt issuance costs - (13.0) Premium on early retirement of notes - (10.2)

Cash flow used in financing activities (48.9) (31.0)

Effect of foreign currency exchange rate changes on cash (0.4) 0.7

Increase (decrease) in cash and cash equivalents (40.3) 20.4

Cash and cash equivalents at beginning of period 122.3 170.2

Cash and cash equivalents at end of period $82.0 $190.6

Reconciliation of Net Income (loss) to EBIT before

Discontinued Operations and Adjusted EBITDA

($ millions)

Quarter Ended Year-to-Date

October 6, October 8, October 6, October 8,

2012 2011 2012 2011

Net income (loss) $ (13.9) $ (47.0) $ 68.8 $ 38.1

Discontinued operations, net 0.3 - 0.3 (0.6)

Income from continuing operations (13.6) (47.0) 69.1 37.5

Interest expense 39.9 41.4 101.5 111.7

Income taxes (8.0) 0.1 (0.2) 18.8

EBIT before discontinued operations 18.3 (5.5) 170.4 168.0

Depreciation and amortization 31.7 31.7 80.2 79.1

Foreign currency (gain) loss - vessel obligations 2.2 (2.6) 2.7 (0.1)

Net unrealized (gain) loss - derivatives (0.1) 2.5 0.7 8.4

Net (gain) loss on L/T Japanese yen hedges 0.9 (2.3) 1.8 20.1

Net unrealized (gain) loss - foreign instruments 3.5 (1.7) 0.6 5.8

Share-based compensation 3.7 2.9 9.4 6.9

Charges for restructuring and L/T receivables 0.8 13.2 4.1 21.9

Loss on early retirement of debt - 26.2 0.4 26.2

Strategic review transaction costs 7.2 - 8.3 -

Gain on asset sales (5.8) (3.3) (11.9) (3.3)

Adjusted EBITDA $ 62.4 $ 61.1 $ 266.7 $ 333.0

Q3 Adjusted EBITDA by Segment

($ millions)

Quarter Ended October 6, 2012	Fresh Fruit	Fresh Vegetables	Packaged Foods	Corporate	Total
EBIT before disc. ops.	$ 10.1	$ 3.2	$ 29.3	$ (24.3)	$ 18.3
Foreign currency gain - vessel obligations	2.2	-	-	-	2.2
Net unrealized (gain) loss - derivatives	(0.2)	-	0.1	-	(0.1)
Net (gain) loss on long-term Japanese yen hedges	1.8	-	-	(0.9)	0.9
Net unrealized loss - foreign instruments	0.2	-	0.4	2.9	3.5
Share-based compensation	0.9	0.2	0.2	2.4	3.7
Charges for restructuring and long-term receivables	0.8	-	-	-	0.8
Strategic review transaction costs	-	-	-	7.2	7.2
Gain on asset sales	(5.8)	-	-		(5.8)
Sub total	10.0	3.4	30.0	(12.7)	30.7
Depreciation and amortization	15.2	8.4	7.7	0.4	31.7
Adjusted EBITDA	$ 25.2	$ 11.8	$ 37.7	$ (12.3)	$ 62.4

Quarter Ended October 8, 2011	Fresh Fruit	Fresh Vegetables	Packaged Foods	Corporate	Total
EBIT before disc. ops.	$ 4.8	$ 6.1	$ 24.1	$ (40.5)	$ (5.5)
Foreign currency gain - vessel obligations	(2.6)	-	-	-	(2.6)
Net unrealized loss - derivatives	1.5	-	1.0	-	2.5
Net (gain) loss on long-term Japanese yen hedges	0.1	-	-	(2.4)	(2.3)
Net unrealized (gain) loss - foreign instruments	0.1	-	-	(1.8)	(1.7)
Share-based compensation	0.7	0.2	0.2	1.8	2.9
Charges for restructuring and long-term receivables	13.2	-	-	-	13.2
Loss on early retirement of notes	-	-	-	26.2	26.2
Gain on asset sales	(3.3)	-	-	-	(3.3)
Sub total	14.5	6.3	25.3	(16.7)	29.4
Depreciation and amortization	17.8	6.1	7.4	0.4	31.7
Adjusted EBITDA	$ 32.3	$ 12.4	$ 32.7	$ (16.3)	$ 61.1

A-6

Q3 YTD Adjusted EBITDA by Segment

($ millions)

Three Quarters Ended October 6, 2012	Fresh Fruit	Fresh Vegetables	Packaged Foods	Corporate	Total
EBIT before disc. ops.	$ 136.5	$ 20.5	$ 63.1	$ (49.7)	$ 170.4
Foreign currency loss - vessel obligations	2.7	-	-	-	2.7
Net unrealized (gain) loss - derivatives	1.3	-	(0.6)	-	0.7
Net (gain) loss on long-term Japanese yen hedges	2.1	-	-	(0.3)	1.8
Net unrealized (gain) loss - foreign instruments	0.4	-	0.4	(0.2)	0.6
Share-based compensation	2.2	0.6	0.8	5.8	9.4
Charges for restructuring and long-term receivables	4.1	-	-	-	4.1
Loss on early retirement of notes	-	-	-	0.4	0.4
Strategic review transaction costs	-	-	-	8.3	8.3
Gain on asset sales	(11.9)	-	-	-	(11.9)
Sub total	137.4	21.1	63.7	(35.7)	186.5
Depreciation and amortization	39.6	20.7	18.7	1.2	80.2
Adjusted EBITDA	$ 177.0	$ 41.8	$ 82.4	$ (34.5)	$ 266.7

Three Quarters Ended October 8, 2011	Fresh Fruit	Fresh Vegetables	Packaged Foods	Corporate	Total
EBIT before disc. ops.	$ 178.3	$ 24.0	$ 62.1	$ (96.4)	$ 168.0
Foreign currency gain - vessel obligations	(0.1)	-	-	-	(0.1)
Net unrealized loss - derivatives	2.1	-	2.5	3.8	8.4
Net (gain) loss on long-term Japanese yen hedges	(0.1)	-	-	20.2	20.1
Net unrealized loss - foreign instruments	0.2	-	1.0	4.6	5.8
Share-based compensation	1.5	0.5	0.5	4.4	6.9
Charges for restructuring and long-term receivables	21.9	-	-	-	21.9
Loss on early retirement of notes	-	-	-	26.2	26.2
Gain on asset sales	(3.3)	-	-	-	(3.3)
Sub total	200.5	24.5	66.1	(37.2)	253.9
Depreciation and amortization	45.2	15.3	17.3	1.3	79.1
Adjusted EBITDA	$ 245.7	$ 39.8	$ 83.4	$ (35.9)	$ 333.0

A-7

Dole